                                                                   EXHIBIT 10.31

                            TIER TECHNOLOGIES, INC.
                            VOTING TRUST AGREEMENT

     THIS AGREEMENT ("Agreement") is entered into as of _______________ ___, 1997, between James L. Bildner and William G. Barton, as trustees (with any successors, the "Trustees" or individually, a "Trustee"), and the persons who have executed this Agreement as Beneficiaries hereof or who become registered owners of voting trust certificates pursuant to the terms of this Agreement (individually, a "Beneficiary" and collectively, the "Beneficiaries") for the purpose of ensuring that, during the term of this Agreement, the shares of Class A Common Stock of Tier Technologies, Inc., a California corporation (the "Company"), represented under this Agreement will be voted in a unified and consistent manner. In the event, and whenever, there shall be only one Trustee serving under this Agreement, the term "Trustees" shall refer to such Trustee or to all Trustees together, as appropriate in the context.

     In consideration of the mutual agreements below, the Beneficiaries hereby create and the Trustee hereby accepts a trust on the terms stated below, and the parties hereto agree as follows:

1.   Exchange of Shares for Voting Trust Certificates

     1.1. Simultaneously with the execution of this Agreement, the Beneficiaries shall deliver to the Trustees duly endorsed for transfer, or accompanied by duly executed instruments of transfer, all shares of the Class A Common Stock of the Company which that Beneficiary now owns or becomes the owner of in the future. Promptly upon receipt of such shares, the Trustees shall cause such shares to be registered in the name of the Trustees, and shall file a duplicate copy of this Agreement with the Secretary of the Company.

     1.2. The Trustees shall hold the shares transferred to them in trust (the "Trust"), subject to the terms of this Agreement.

     1.3. The Trustees shall issue and deliver to each Beneficiary a voting trust certificate, in the form of Exhibit A hereto ("Certificate"), in respect of the shares deposited with and held by the Trustees for the benefit of each Beneficiary under this Agreement.

     1.4. Until such time as this Agreement shall terminate, all stock certificates representing shares held by the Trustee pursuant to the Trust shall bear the following legend:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF A VOTING TRUST AGREEMENT. ANY TRANSFEREE OF THESE SECURITIES TAKES SUBJECT TO THE TERMS OF SUCH AGREEMENT, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

     1.5. The Trustees shall keep at the principal office of the Company a book (the "Certificate Book") containing the names of all persons who are Beneficiaries and showing their places of residence, the number of shares represented by the Certificates held by them, and the time when they became the owners thereof. The Certificate Book shall be open for inspection by any shareholder of the Company or any Beneficiary, or the agent of either, upon the same terms as the record of shareholders of the Company is open to inspection by such persons.

     1.6. The Certificate shall be transferable only as provided in the Certificate and this Agreement, and upon payment of any transfer taxes and other charges. The term "Transfer" shall include, without limitation, any transfer, sale, assignment, or alienation, regardless of the manner, circumstances, timing, or nature of such transfer, and whether intervivos or at death. All Transfers shall be recorded in the Certificate Book and any proper transfer made of any Certificate shall vest in the transferee all rights of the transferor and shall subject the transferee to the same limitations as those imposed on the transferor by the terms of the Certificate transferred and by this Agreement. Upon Transfer of any Certificate, the Trustees shall deliver a Certificate or Certificates to the transferee for the number of shares represented by the Certificate transferred.

     1.7. If a Certificate shall be lost, stolen, mutilated or destroyed, the Trustees, in their discretion, may issue a duplicate of such Certificate upon receipt of (i) evidence of such fact satisfactory to the Trustees, (ii) an indemnity satisfactory to the Trustees (or the existing Certificate, if mutilated), and (iii) payment by the holder of the Certificate of all fees and expenses applicable thereto.

     1.8. The Trustees shall not be required to recognize any Transfer of a Certificate not made in accordance with the provisions of the Certificate and this Agreement. A Certificate is transferable, subject to the provisions of the Certificate and this Agreement.

           1.8.1. In the event of any Transfer which, pursuant to the terms of the Articles of Incorporation of the Company, does not cause a conversion of Class A Common Stock to Class B Common Stock, the underlying shares of stock shall remain a part of this Trust and shall continue to be Class A Common Stock shares. The affected Certificate shall be amended to reflect the Transfer and, in the event of a Transfer of less than all the shares of the transferor, a new Certificate shall be issued and delivered to the transferee.

           1.8.2. In the event of a Transfer which, pursuant to the terms of the Articles of Incorporation of the Company, causes a conversion of Class A Common Stock to Class B Common Stock, the Trust shall terminate as to the shares transferred. Any underlying shares of Class A Common Stock (with 10 votes per share) which are transferred pursuant to this Section 1.8.2 shall be converted to an equal number of shares of Class B Common Stock (with 1 vote per share), consistent with the Company's Articles of Incorporation. Immediately after a Transfer within the description of this Section 1.8.2, the subject Certificate shall be surrendered to the Trustees (who shall return an amended Certificate to the transferor in the event of a Transfer of less than all of the transferor's shares), the affected shares shall be released from the Trust, and, after the records of the Company have been properly adjusted to reflect the conversion, the Trustees shall arrange for the delivery of a Class B Common Stock share certificate to the transferee.

     1.9. The Trustees may treat the registered holder of each Certificate (or when presented duly endorsed by the registered holder with the signature of the registered holder guaranteed in blank or to a transferee for Transfer, the bearer or transferee thereof) as the absolute owner and holder thereof and of all the rights and interests represented thereby for all purposes whatsoever, and the Trustees shall not be bound or affected by any notice to the contrary.

2.   Record Dates

     2.1. The Trustees may fix, in advance, a record date for the determination of the Beneficiaries entitled to notice of any meeting of Beneficiaries or to vote or to receive payment of any dividend or other distribution, or any allotment of rights, or to exercise rights in respect of any other lawful action. The record date so fixed shall be not more than 60 nor less than 10 days prior to the date of the meeting nor more than 60 days prior to any other action. If the purpose of the record date is a distribution pursuant to Section 4 of this Agreement, the record date shall be fixed so that each Beneficiary shall receive all amounts to which such Beneficiary is entitled under Section 4. When a record date is so fixed, only Beneficiaries of record on that date are entitled to notice of and to vote at the meeting or to receive the dividend, distribution or allotment of rights, or to exercise the rights, as the case may be, notwithstanding any transfer of Certificates after the record date. A determination of Beneficiaries of record entitled to notice of or to vote at a meeting of Beneficiaries shall apply to any adjournment of the meeting unless the Trustees fix a new record date for the adjourned meeting. The Trustees shall fix a new record date if the meeting is adjourned for more than 45 days.

     2.2. If no record date is fixed by the Trustees, the record date for determining Beneficiaries entitled to notice of or to vote at a meeting of Beneficiaries shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held. The record date for determining Beneficiaries for any purpose other than set forth in this Section shall be at the close of business on the day on which the Trustees adopt the resolution relating thereto, or the 60th day prior to the date of such other action, whichever is later.

3.   Trustee's Rights as Shareholder of Company

     3.1.  Voting of Shares. During the existence of this Trust, the Trustees
           ----------------
shall have the exclusive right to vote all shares transferred to them in person or by proxy at all shareholder meetings and in all proceedings in which the vote or consent of shareholders may be required or authorized, and shall have all the rights, privileges, and powers of shareholders except as otherwise provided in this Agreement.

           3.1.1. The right of the Trustees to vote, assent or consent shall include, without limitation, the right to vote at any election of directors and in favor of or in opposition to any dissolution or proposed dissolution, liquidation or reorganization of the Company, or a sale of all or substantially all of its assets, or the issuance or creation of additional classes of its securities, or any action of any character whatsoever which may be presented at any meeting or require the consent of shareholders of the Company.

           3.1.2. Whenever there shall be more than one person serving as Trustee hereunder, the Trustees shall exercise any power or take any action under this Agreement with the assent of a majority of the Trustees. That assent may be expressed at a meeting of the Trustees or without a meeting by vote or resolution or by an instrument or separate instruments in writing signed by a majority of the Trustees. As to any particular matter, should the Trustees fail to come to any agreement as to what position or action to take (a "Deadlock"), all shares in the Trust shall nonetheless be voted uniformly and the provisions of Section 5.9 of this Agreement shall apply.

     3.2.  No Authority to Transfer Shares. The Trustees shall have no authority
           -------------------------------
to sell, pledge, hypothecate or otherwise dispose of the shares deposited pursuant to the terms of this Agreement, except as specifically provided in
Section 3.3 of this Agreement.

     3.3.  Consolidation or Transfer of Shares. In the event that the Company
           -----------------------------------
shall merge into or consolidate with another corporation or entity, or in the event that all or substantially all of the assets or shares of the Company are transferred to another corporation or entity the shares or equity interests of which are issued to shareholders of the Company in connection with that transfer, then the term "Company" shall be construed to include the successor corporation or entity and the Trustees shall receive and hold under this Agreement any shares or other equity interests of the successor corporation or entity received by the Trustees on account of their ownership, as trustee, of shares held by him hereunder prior to the merger, consolidation or transfer. Certificates issued and outstanding under this Agreement at the time of the merger, consolidation or transfer may remain outstanding, but the Trustees may, in their discretion, substitute therefor new Certificates in appropriate form.

4.   Notices and Distributions

     4.1. The Trustees shall promptly forward copies of all notices, reports, statements, and other communications received from the Company to the Beneficiaries.

     4.2. The Trustees shall promptly distribute all dividends and other distributions received from the Corporation to the Beneficiaries.

     4.3. If any dividend or stock split consists of additional shares having voting rights, the Trustees shall hold these shares in trust subject to the terms of this Agreement, and shall issue new voting trust certificates, representing the additional shares to the Beneficiaries.

     4.4. The Trustees may, if they deem it desirable to do so, arrange with the Company for the direct payment by the Company of dividends to the Beneficiaries on the record date for any dividend or other distribution.

     4.5. There shall be deducted and withheld from every distribution of every kind under this Agreement any taxes, assessments and/or other amounts that may be required by any present or future law or laws to be deducted or withheld, as well as compensation of the Trustee as provided in Section 5.6 and expenses and charges incurred pursuant to Section 5.5 to the extent that such compensation, expenses and amounts remain unpaid or unreimbursed.

5.   The Trustee

     5.1. Each Trustee by executing this Agreement, and each successor Trustee upon being appointed as such, accepts the Trust created hereby and agrees to carry out the terms and provisions of this Agreement. Each Trustee, in the absence of his resignation, death or incapacity to act, shall serve for the entire term of this Trust.

     5.2. In voting shares or in doing any act in respect of the control or management of the Company or its affairs, as the holder of shares deposited under this Agreement, the Trustees shall exercise their best judgment, but the Trustees assume no responsibility in respect of any vote made or act taken by them or taken by the Company in pursuance of his vote or action as such holder.

     5.3. Should any question arise upon which the Trustees shall desire the opinion of the Beneficiaries, a meeting for that purpose may be called by the Trustees. Written notice of each such meeting shall be given not less than 10 nor more than 60 days before the date of the meeting to each Beneficiary entitled to vote at it. The notice shall state the place, date and hour of the meeting and the general nature of the business to be transacted, and no other business may be transacted. Notice of such meetings shall be given either personally or by mail, or by other means of written communication, addressed to each Beneficiary at such Beneficiary's address appearing on the Trustees' records or given by the Beneficiary to the Trustees for the purpose of notice; or, if no such address appears or is given, at the place where the principal executive office of the Company is located or by publication at least once in a newspaper of general circulation in the county in which the principal executive office of the Company is located. The notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by such other means of written communication. At any such meeting called by the Trustees, the holders of a majority or more in interest of such Certificates may determine the manner in which they desire the Trustees to act on the matter submitted by the Trustees to the Beneficiaries for their determination (but shall have no right to determine any matters not so submitted to them), and the Trustees shall be bound to act in the manner so determined; provided, however, that the Trustees shall not be required to take any action as a result of such a meeting unless and until the Trustees have been fully and satisfactorily indemnified against all loss, damage, claim or injury to which the Trustees might be subjected, either by reason of their action or by reason of their position as a trustee under this Agreement.

     5.4. The transactions of any meeting of Beneficiaries, however called and noticed by the Trustees, and wherever held, are as valid as though had at a meeting duly held after regular call and notice by the Trustees, if holders of the requisite amount and interest of Certificates shall have determined the manner in which they desire the Trustees to act, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, signs a written waiver of notice, or a consent to the holding of the meeting or an approval of the minutes thereof. Any action of the Beneficiaries with respect (but only with respect) to any matter submitted to them by the Trustees for determination may be taken without a meeting and without prior notice if a consent in writing, setting forth the actions so taken, shall be signed by the holders of outstanding Certificates having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all Beneficiaries entitled to vote thereon were present and voted. In the event of action of Beneficiaries without a meeting, pursuant to the preceding sentence, the Trustees shall notify in writing all Beneficiaries who have not consented thereto in writing of the action of Beneficiaries so taken.

     5.5. The costs of establishing and maintaining the Trust contemplated herein shall be borne by the original Trustees.

     5.6. The Trustees shall not be compensated for their services as the trustees hereunder.

     5.7. The rights and duties of any Trustee shall terminate upon his death, and no interest in any of the property owned or held by the Trust nor any of the rights or duties of a Trustee may be transferred by will, devise, succession, or in any other manner except as provided herein. The heirs, administrators and executors of such Trustee shall, however, have the right and duty to convey any property held by the Trustee to the remaining or successor Trustee(s), as the case may be.

     5.8. Any Trustee may resign by giving notice of resignation to (i) the remaining Trustee(s), if there is at the time of such resignation more than one person serving as Trustee, or (ii) to the Beneficiaries. Upon the resignation of any Trustee, the remaining or successor Trustee(s), as the case may be, may settle any account or transaction with such resigning Trustee, and obtain or deliver full release and discharge upon such resignation.

     5.9. In the event of a Deadlock, the matter(s) responsible for the Deadlock shall be referred to a person (a "Mediator") who shall be selected by the Trustees and who shall resolve the Deadlock. In the event that the Trustees are unable, within 10 days of the occurrence of a Deadlock, to agree upon the selection of a Mediator, then each Trustee shall appoint a designee, and the two designees shall together select a Mediator to resolve the Deadlock.

           5.9.1.  Any determination made by a Mediator shall be final.

           5.9.2. The Trustees jointly and severally hereby agree to indemnify, defend, and hold any selected Mediator harmless from and against any and all claims, damages, actions, suits or other charges incurred by or assessed against the Mediator in the performance of his duties hereunder, except to the extent resulting from his own gross negligence, fraud, or willful misconduct.

     5.10. In the event of the death, resignation or incapacity to act of the Trustee or any successor Trustee, and provided that there remains one or more incumbent Trustees, such incumbent Trustee(s) shall serve as the successor Trustees.

     5.11. In the event of the death, resignation or incapacity to act of a sole Trustee, leaving no incumbent or identified successor Trustee, this Agreement shall terminate.

     5.12. Each successor Trustee shall enjoy all the rights, powers, interests and immunities of the original Trustee. Notwithstanding any change in the Trustee, the certificates for shares standing in the name of the Trustee may be endorsed and transferred by any successor Trustee or Trustees for the time being with the same effect as if endorsed and transferred by the Trustee who has ceased to act. The successor Trustee is authorized and empowered to cause any further transfer of such shares to be made which may be necessary through the occurrence of any change of persons acting as Trustee hereunder.

     5.13. Whenever there shall be more than one person serving as Trustee hereunder, the title to any property held by the Trustees shall be held in the nature of a joint tenancy and not a tenancy in common, and there shall be survivorship rights among the Trustees upon the death of any of them, and the title of any Trustee who may die, resign or become incapacitated to act shall, upon such death, resignation or incapacity, similarly vest in the remaining Trustee or Trustees.

     5.14. The Trust created by this Agreement is not intended to be, and shall not be deemed to be, and shall not be treated, as a general partnership, limited partnership, joint venture, limited liability company, corporation or joint stock company or association. The relationship of the Beneficiaries to the Trustees shall be solely that of beneficiaries of the trust created by this Agreement, and their rights shall be limited to those conferred upon them by this Agreement.

     5.15. The Trustees from time to time may be parties to this Agreement as Beneficiaries. The Trustees and any corporation, trust, firm, association or other entity of which the Trustees may be trustees, shareholders, directors, officers, members, agents or employees may contract with or be or become pecuniarily interested, directly or indirectly, in any matter or transaction to which the Company or any subsidiary or controlled or affiliated corporation may be a party or in which he may be concerned, as fully and freely as though the Trustees were not a Trustee under this Agreement. The Trustees may act as a director and/or an officer of the Company or of any such subsidiary or controlled or affiliated corporation and may vote the shares held hereunder in favor thereof.

     5.16. The Trustees are authorized and empowered to construe this Agreement, and the Trustees' reasonable construction made in good faith shall be conclusive and binding upon the Beneficiaries and upon all parties hereto.

     5.17. The Trustees may consult with legal counsel, which may be counsel to the Company, and any action under this Agreement taken or suffered in good faith by the Trustees in accordance with the opinion of counsel shall be conclusive upon the parties hereto, and the Trustees shall be fully protected and be subject to no liability in respect thereof.

     5.18. The Trustees shall not be liable for any error of judgment or for any act done or omitted, or for any mistake of fact or law or for anything which the Trustee may do or refrain from doing in good faith, nor shall the Trustee have any accountability hereunder, except each Trustee shall be responsible for that Trustee's own gross negligence, fraud, or willful misconduct.

     5.19. No Trustee shall be liable in any event for acts or defaults of any other Trustee or Trustees or for acts or defaults of any employee, agent, proxy or attorney in fact of any other Trustee or Trustees. Each Trustee shall always be protected and free from liability in acting upon any notice, request, consent, certificate, declaration, fax, telegram, telex, guarantee, affidavit or other paper or document or signature believed by the Trustee to be genuine and to have been signed by the proper party or parties or by the party or parties purporting to have signed the same.

6.   Termination

     6.1. This Agreement shall terminate ten (10) years after the date of this Agreement or on any later date to which the term is extended, as provided below, without notice by or to, or action on the part of, the Trustees or the Beneficiaries; provided that this Agreement may be terminated on an earlier date upon the agreement of the Trustees to terminate this Agreement or upon an event described in this Agreement.

     6.2. As soon as practicable after termination of this Agreement, the Trustees (or their heirs, administrators, executors or other representatives) shall redeliver share certificates representing the appropriate number of shares, properly endorsed for transfer, to the Beneficiaries, and the Beneficiaries will surrender to the Trustees their voting trust certificates properly endorsed. If any such Beneficiary cannot be located or fails or refuses to surrender Certificates in exchange for share certificates or other securities as stated above, the Trustees may in their discretion deliver the share certificates or other securities to the Company or to any bank or trust company in California for the benefit of the person or persons entitled thereto.

Upon any such delivery, the Trustees shall be fully acquitted and discharged with respect to the shares or other securities.

     6.3. The termination of this Agreement shall not affect the rights and protections of the Trustee set forth in Section 5. Except as otherwise provided in this Agreement, the trust created by this Agreement is hereby expressly declared to be irrevocable.

7.   Extension

     7.1. The term of this Agreement, as prescribed in Section 6, may be extended from the original termination date of this Agreement or from the termination date as last extended in accordance with this Section 7, provided that within two (2) years before the date as originally fixed or as last extended, the Beneficiaries desiring such extensions, by written agreement, and with the Trustees' written consent, extend the term of this Agreement for an additional term not to exceed ten (10) years from the expiration date then in effect.

     7.2. In the event of extension, duplicate copies of this Agreement and of the extension agreement shall be filed with the secretary of the Company and shall be open for inspection on the same conditions as the Company's record of shareholders.

     7.3. No such extension agreement shall affect the rights or obligations of persons not parties to the extension agreement.

8.   Miscellaneous

     8.1. The provisions of this Agreement are intended to satisfy the requirements of Section 706 of the California Corporation Law with regard to voting trusts and, unless specifically provided otherwise, the parties will have all rights and obligations as provided in Section 706 of the California Corporation Law with regard to voting trusts.

     8.2. This Agreement shall be binding and inure to the benefit of the Trustees and Beneficiaries hereunder and each and all of the heirs, executors, administrators, successors and assigns thereof.

     8.3. Any notice to be given to the holder of a Certificate shall be sufficiently given if faxed or mailed, postage prepaid, to the registered holder of the Certificate at the address of the registered holder appearing on the Trustees' records. Every notice so given shall be effective whether or not received, and the notice shall for all purposes be deemed to have been given on the date of mailing thereof.

     8.4. Any notice to be given to the Trustees hereunder shall be sufficiently given if faxed or mailed to the Trustees at the address shown for the Trustees below, or at any other address as the Trustees may from time to time designate by written notice given to the holders of Certificates issued hereunder:

James L. Bildner                            William G. Barton
Chairman                                    President & COO
TIER Technologies, Inc.                     TIER Technologies, Inc.
1350 Treat Blvd., Ste. 250                  1350 Treat Blvd., Ste. 250
Walnut Creek, CA  94596                     Walnut Creek, CA  94596

510-937-3902 (Fax)                          510-937-3752 (Fax)

     8.5. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which taken together shall constitute one instrument.

     8.6. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed in California.

     8.7. If in any judicial proceedings a court shall refuse to enforce any of the provisions of this Agreement, then the unenforceable provision shall be deemed eliminated from this Agreement for the purpose of those proceedings to the extent necessary to permit the remaining provisions to be enforced.

     8.8. Each party who is married shall cause his spouse to execute a spousal consent to the provisions of this Agreement in substantially the form of Exhibit B hereto.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


TRUSTEES:
James L. Bildner                            William G. Barton

BENEFICIARIES:

William G. Barton                           Bradley H. Nickels

Bryan McCaul                                Leon Normand

James L. Bildner                            Wilson Hichings

Robert Butorac                              Greg Bowen

Graham Pettifer                             James Hinson

COMPANY:

By:
Name: James L. Bildner
Its: Chairman and Chief Executive Officer

                                                                       Exhibit A
                                                                       ---------
                            TIER TECHNOLOGIES, INC.
                           VOTING TRUST CERTIFICATE

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE FEDERAL SECURITIES ACT OF 1933 (THE "ACT") OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF THE ACT AND THE QUALIFICATION REQUIREMENTS OF ANY APPLICABLE STATE SECURITIES LAWS, OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION REQUIREMENTS IS AVAILABLE WITH RESPECT THERETO.

           This certifies that ______________________________ has deposited or has caused to be deposited ____________ shares of the Class A Common Stock of Tier Technologies, Inc., a California corporation (the "Company"), with the undersigned, as trustee (the "Trustee"), under a Voting Trust Agreement, dated as of ____________ ___, 1997 (the "Voting Trust Agreement"), among the undersigned as Trustee and those persons who have or shall become Beneficiaries under the Voting Trust Agreement pursuant to its terms. The Trustee shall possess and be entitled to the exclusive right to vote such shares upon the terms and subject to the conditions stated in the Voting Trust Agreement.

           This Voting Trust Certificate shall be transferable only on the records of the Trustee upon surrender hereof by the registered holder in person or by attorney duly authorized and, until so transferred, the Trustee may treat the registered holder as the owner of this Voting Trust Certificate for all purposes whatsoever, unaffected by any notice to the contrary. As a condition precedent to the making of any transfer of this Voting Trust Certificate, the Trustee may require the payment of a sum sufficient to cover the amount of any taxes or other governmental charges incident thereto.

           This Voting Trust Certificate is issued pursuant to, and the rights of the holder hereof are subject to and limited by the terms and conditions of, the Voting Trust Agreement. The holder of this Voting Trust Certificate, by the acceptance hereof, assents to and agrees to be bound by all the terms and conditions of the Voting Trust Agreement. Copies of the Voting Trust Agreement are on file at the principal office of the Company and at the office of the Trustee.

Dated:
       -------------------
                                    TRUSTEE:


                                    ------------------------------------------
                                    Print Name:
                                                ------------------------------


                               Exhibit A, Page 1

                                                                       Exhibit B
                                                                       ---------
                                 SPOUSAL CONSENT


     I, _______________________________________, am the spouse of the person identified as "Party" below, who signed the foregoing Voting Trust Agreement. I have read and approve of the provisions of the Voting Trust Agreement. I agree to be bound by and accept the provisions of the Voting Trust Agreement in lieu of all other interests I may have in the Certificates subject thereto, whether the interest may be community property or otherwise.

     Executed on ______________________, 19__.



                                            --------------------------------
                                            [Signature]


     Party:
           ----------------------------




                               Exhibit B, Page 1